Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of October 12, 2012 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as lenders (collectively, the “Lenders”), TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Agent, the Issuers and the other parties thereto have heretofore executed that certain Fourth Amended and Restated Credit Agreement, dated as of May 5, 2011 (as may be amended, supplemented, restated or otherwise modified from time to time, including pursuant to that certain Waiver to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2011, and the First Amendment to Fourth Amended and Restated Credit Agreement, dated as of May 7, 2012, the “Credit Agreement”); and

WHEREAS, the parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “, subject, however, to Section 10.14(b)” immediately prior to the period ending the defined terms “Collateral” and “Mortgaged Properties.”

(b) Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in alphabetical order:

“Building” has the meaning assigned to such term in the applicable Flood Insurance Regulation; provided that, in no event shall the term “Building” include platforms and other structures located in state or federal waters offshore of the United States or other areas that are not subject to Flood Insurance Regulation.

“Mobile Home” has the meaning assigned to the term “Manufactured Home” and “Mobile Home” in the applicable Flood Insurance Regulation; provided that, in no event shall the term “Mobile Home” include platforms and other structures located in state or federal waters offshore of the United States or other areas that are not subject to Flood Insurance Regulation.

(c) Amendment to Section 7.1 of the Credit Agreement. Clause (h) of Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety with the following new clause (h):

“provided that (i) no Default is existing or shall occur as a result of the incurrence thereof and (ii) Borrower is in pro forma compliance with the covenants under this Agreement after the incurrence thereof, Indebtedness (including the Existing Senior Notes) incurred under senior unsecured notes and related guarantees thereof (collectively, the “Bonds”) issued pursuant to one or more indentures or note purchase agreements (each an “Indenture”); provided, that such Indebtedness (A) is unsecured, (B) does not have a maturity date that is earlier than the Maturity Date, and (C) has covenants not materially more onerous to the Restricted Persons than those contained in this Agreement; and provided further that, (x) the Borrowing Base shall automatically and simultaneously with the incurrence (other than any renewal, extension, refinancing, restatement, replacement or other modification of Indenture to the extent that such renewal, extension, refinancing, restatement, replacement or other modification does not increase the principal amount of Bonds) of such Indebtedness reduce, without any further action, by an amount equal to 25% of the amount of such incurred Indebtedness (including, with respect to unsecured guarantees, 25% of the amount of the underlying potential Liability) in each case until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of this Agreement and (y) the Borrower shall deliver notice to the Administrative Agent of the incurrence of such Indebtedness or entry into such guarantee, as the case may be, within five (5) Business Days of incurring such Indebtedness or entering into such guarantee; and”

(d) Amendment to Section 10.14 of the Credit Agreement. Section 10.14 of the Credit Agreement is hereby amended by making the existing Section 10.14 into clause (a) of Section 10.14 and inserting immediately thereafter the following new subsection (b):

“(b) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building or Mobile Home included in the definition of “Mortgaged Properties” or the definition of “Collateral” and no Building or Mobile Home is hereby encumbered by any security interest or lien granted pursuant to this Agreement or any other Loan Document. As used herein, “Flood

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Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.”

2. Representations and Warranties. The Borrower and each Restricted Person (if any) hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person (if any) contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and such Restricted Person (if any) of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person (if any) or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause a Material Adverse Change;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

(d) no Default or Event of Default has occurred and is continuing.

3. Conditions to Effectiveness. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date upon receipt by the Agent of counterparts hereof duly executed by the Borrower, the Agent, the Issuers and Majority Lenders.

4. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person (if any) hereby ratifies, approves and confirms in every respect all

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the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

5. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse Agent for all reasonable costs and expenses incurred by or on behalf of Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Agent in connection with this Amendment.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

9. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name:	John. D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

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TORONTO DOMINION (TEXAS) LLC,
as Agent and Lender

By:	/s/ Bebi Yasin
Name:	Bebi Yasin
Title:	Authorized Signatory

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THE TORONTO-DOMINION BANK,
as Issuer

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Vice President

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IBERIABANK.

By:	/s/ Moni Collins

Name:	Moni Collins
Title:	Vice President

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BANK OF SCOTLAND PLC, as Lender

By:	/s/ Stephen Giacolone

Name:	Stephen Giacolone
Title:	Assistant Vice President

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NATIXIS,
as an Issuer and Lender

By:	/s/ Timothy L. Polvado

Name:	Timothy L. Polvado
Title:	Senior Managing Director

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III
Title:	Managing Director

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GE BUSINESS FINANCIAL SERVICES, INC. f/k/a MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as Lender

By:	/s/ Carl Peterson

Name:	Carl Peterson
Title:	Authorized Signatory

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Charles Patterson

Name:	Charles Patterson
Title:	Senior Vice President

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WELLS FARGO BANK, N.A., as an Issuer and Lender

By:	/s/ Rick Hawthorne

Name:	Rick Hawthorne
Title:	Director

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ING CAPITAL LLC, as Lender

By:	/s/ Charles Hall

Name:	Charles Hall
Title:	Managing Director

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MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ William Jones

Name:	William Jones
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

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CITIBANK, N.A., as Lender

By:	/s/ John Miller
Name: John Miller
Title: Vice President

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REGIONS BANK, as Lender

By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Senior Vice President

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ABN AMRO CAPITAL USA, LLC, as Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

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CAPITAL ONE, N.A., as Lender

By:	/s/ Nancy M. Mak
Name: Nancy M. Mak
Title: Senior Vice President

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GOLDMAN SACHS BANK, USA, as Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

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CADENCE BANK, N.A., as Lender

By:	/s/ Eric Broussard
Name: Eric Broussard
Title: Senior Vice President

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